EXHIBIT 32

                                  CERTIFICATION

                         Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
               Section 1350, Chapter 63 of Title 18, United States
                                      Code)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Great-West Life & Annuity Insurance Company, a Colorado corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Annual Report on Form 10-K for the year ended December 31, 2004 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   March 30, 2005     /s/William T. McCallum
                            William T. McCallum
                            President and Chief Executive Officer



Dated:   March 30, 2005     /s/Mitchell T.G. Graye
                            Mitchell T.G. Graye
                            Executive Vice President and Chief Financial Officer

      The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.